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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 27, 2004


                                     AMREIT
             (Exact name of Registrant as specified in its Charter)

           Texas                               0-28378                            76-0410050
(State or other jurisdiction of        (Commission file number)        (I.R.S. Employer Identification)
incorporation or organization)                                                      Number)

               8 Greenway Plaza, Suite 1000, Houston, Texas 77046
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (713) 850-1400

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d- 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 2.01 Completion of Acquisition or Disposition of Assets

         On December 27, 2004, AmREIT acquired MacArthur Park Shopping Center, a Kroger anchored shopping center consisting of 198,443 square feet located on approximately 23 acres for $38 million. The property, which was acquired from Regency Centers, is located in Dallas, Texas at the northwest intersection of I-635 and MacArthur Boulevard in the heart of Las Colinas, an affluent residential and business community that is home to Fortune 500 companies such as ExxonMobil, Citigroup, and Sabre. The purchase price consists of the assumption of $13.41 million in long term fixed rate debt with the remainder to be paid in cash. The debt bears interest at 6.17% per annum and matures in December 2008. The weighted average remaining lease term for the project is eight years. The Kroger lease is for 20-years, containing approximately 63,000 square feet, expiring in November 2020. The shopping center is 100 percent occupied. The 2005 net operating income contribution to AmREIT is expected to be approximately $2.8 million in 2005.

         Following is a list of MacArthur Park Shopping Center's current tenants:

       TENANT           SQUARE FOOTAGE       LEASE TERM          EXPIRATION         RENTAL INCREASES
--------------------- ------------------- ----------------- --------------------- ---------------------
 Bogart Golf Texas         2,100              3 years          September 2005              No
        Gap               10,000              5 years           October 2005               No
      Claire's             1,400              5 years          November 2005              Yes
  Coldwell Banker          4,512              5 years          November 2005               No
 Commonwealth Land
  Title Insurance          2,271              5 years          November 2005              Yes
    Great Clips            1,400              5 years          November 2005              Yes
    L'Amor Nails           1,050              5 years          November 2005              Yes
     Baja Fresh            2,650              5 years          December 2005               No
   MacArthur Park
   Family Dentist          1,742              5 years          December 2005              Yes
   Gold 'N Carats
      Jewelers             2,100              5 years          December 2005              Yes
  Royal Chopstick          2,378              5 years          December 2005              Yes
  Tip Top Cleaners         1,627               1 year           January 2006              Yes
      Hallmark             6,500             65 months         February 2006               No
 Bath & Body Works         2,556             64 months         February 2006               No
   Jane's Taylor             987              5 years          February 2006              Yes
  Pro Image Salon          1,400             63 months           March 2006               Yes
Marble Slab Creamery       1,400              5 years            April 2006               Yes
   AT&T Wireless           2,326              5 years            July 2006                Yes
    Tasty Donut            1,395              5 years           August 2006               Yes
   Ascot Tuxedos           1,200             53 months          January 2007               No
  Harmonix Hair &
    Skin Clinic            1,500              5 years           January 2007              Yes
      EB Games             1,052              5 years            April 2008                No
   Barnes & Noble         22,453             123 months         January 2011              Yes
  Linens 'n Things        35,000             124 months         January 2011               No
   Aaron Brothers          6,333             124 months        February 2011              Yes
   Corner Bakery           3,000              10 years           April 2011               Yes




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
       TENANT           SQUARE FOOTAGE       LEASE TERM          EXPIRATION         RENTAL INCREASES
--------------------- ------------------- ----------------- --------------------- ---------------------
   Pho Que Huong
   Noodle & Grill          2,258              10 years           June 2011                Yes
  Masala A Casual
    Indian Diner           2,254              10 years           July 2011                Yes
    Texadelphia            2,616              10 years          October 2011              Yes
      Tin Star             2,818              10 years          October 2012              Yes
Payless Shoe Source        2,567              10 years         November 2012              Yes
  Thai Enterprises         2,225              10 years         November 2012              Yes
       Kroger             63,373              20 years         November 2020               No

On December 28, 2004 the Company issued a press release announcing, among other things, this acquisition. A copy of that press release is filed as Exhibit 99.1 to this report on Form 8-K.

Item 2.06 Material Impairments

On December 22, 2004, the Company began marketing its Just For Feet project located in Baton Rouge, Louisiana. The Company will record an impairment charge to earnings of approximately $1.3 million in the fourth quarter to reflect the anticipated loss to be incurred upon sale of the property, following the bankruptcy of its sole tenant. After a thorough remarketing of the property during the past 120 days, the Company could not replace the previously existing value and determined to sell the asset and redeploy the remaining value into more productive investments.

As previously announced, the Company intends to sell an additional $10-15 million of non-core assets and has begun the marketing process on these properties. Based on management's evaluation of these properties, the local markets and the remaining lease term, management does not anticipate any future impairment issues on these properties.

Item 9.01 Financial Statements and Exhibits

See Exhibits:

         Exhibit 99.1 December 28, 2004 Press release announcing MacArthur Park property acquisition.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2004

                                        AMREIT

                                        By: /s/  Chad C. Braun
                                            -----------------------------------
                                            Chad C. Braun
                                            Executive Vice President and
                                            Chief Financial Officer



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                                Index to Exhibits


99.1 December 28, 2004 Press release announcing MacArthur Park property acquisition.
